DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2012
Discontinued Operations

For the year ended December 31, 2010
RMB
Net Revenue	3,726
Cost of revenue	(3,846)

Gross loss	(120)

Operating expenses:
Sales and marketing expenses	(4,032)
General and administrative expenses	(8,167)
Research and development expenses	(3,046)

Loss before income tax expenses	(15,365)

Income tax benefit	2,413

Loss from discontinued operations	(12,952)